Exhibit 99.3

Corrected Transcript 15-Dec-2020 Primoris Services Corp.(PRIM) Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call

Primoris Services Corp. (PRIM)
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call
Corrected Transcript
15-Dec-2020

CORPORATE PARTICIPANTS

Brook Wootton
Vice President-Investor Relations, Primoris Services Corp.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp.

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

OTHER PARTICIPANTS

Lee Jagoda
Analyst, CJS Securities, Inc.

Sean D. Eastman
Analyst, KeyBanc Capital Markets, Inc.

Brent Thielman
Analyst, D.A. Davidson & Co.

Adam Robert Thalhimer
Analyst, Thompson Davis & Co., Inc.

Julio Romero
Analyst, Sidoti & Co. LLC

MANAGEMENT DISCUSSION SECTION

Operator: Good morning. My name is Michelle and I will be your conference operator today. At this time, I would like to welcome everyone to the Primoris Services Corporation's Business Update Call. All lines have been placed on mute to prevent any background noise. After the speakers' remarks, there will be a question-and-answer session. [Operator Instructions] It is my pleasure to introduce your host today, Brook Wootton, Vice President of Investor Relations. You may begin.

Brook Wootton
Vice President-Investor Relations, Primoris Services Corp.

Thank you, Michelle. Good morning and welcome. Joining me today are Tom McCormick, Chief Executive Officer; and Ken Dodgen, our Chief Financial Officer. Before we begin, I would like to make everyone aware of certain language contained in our safe harbor statements. The company cautions that certain statements made during this call are forward-looking and are subject to various risks and uncertainty. Actual results may differ materially from our projections and expectations. These risks and uncertainties are discussed in our reports filed with the SEC. Our forward-looking statements represent our outlook only as of today. We disclaim any obligation to update these statements except as may be required by law.

I would now like to turn the call over to Tom McCormick.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp.

Thank you, Brook. I want to welcome, everyone, to this call as we share the news that we are adding Future Infrastructure to the Primoris family of companies. In our call today, we'll focus on the details of the transaction as

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Primoris Services Corp. (PRIM)
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call
Corrected Transcript
15-Dec-2020

well as discuss the strategic rationale behind the deal and our view of Primoris' strategic positioning once the transaction closes.

As noted in our news release, we view Future Infrastructure as an exceptional fit with Primoris that accomplishes a number of our strategic goals, including accelerating our ongoing portfolio, transition towards higher growth, higher margin, recurring revenue.

Let me start by spending a few minutes walking you through the transaction details at a high level. If you look at slide number 2, Future Infrastructure is a leading provider of non-discretionary installation, maintenance, repair and upgrade services to the telecommunication, regulated gas utility and infrastructure end markets. As you all know, entering the telecom services market has been a strategic priority for Primoris for some time. This acquisition not only accomplishes that objective, but does so in a very meaningful way, establishing a new platform for Primoris in a dynamic market with outsized growth.

The purchase price of $620 million, includes significant tax benefits Primoris expects to realize both in the first year and over time, which is worth at least $80 million. We will be adding approximately $66 million of EBITDA on a last 12-month basis and that is before the impact of synergies, which, we expect, will add a minimum of at least $10 million annually. All-in-all, this amounts to a last 12-month purchase price of approximately 7 times EBITDA. This transaction was unanimously approved by both boards of directors and is expected to close during the first quarter of 2021, depending on the timing of HSR clearance.

Now, let me go into further detail on why this market and this company are such an outstanding fit for Primoris? On slide 3, first the market, telecom services. It's not news that telecom services is a large high growth market that will continue to grow well into the future, riding the tailwinds of our increasingly digital world, the massive fiber deployments underway to support last mile broadband capacity, the Internet of Things, 5G technology, rule stimulus and monumental growth in data consumption bode well for a marketplace that looks to be in the early innings of a decade's long, perhaps even longer investment cycle.

We spend a lot of time with our customers and we know they increasingly prefer to work with large sophisticated turnkey service providers as they consolidate their supply chains. This acquisition will give us an even larger footprint to provide specialty services to our customers. To organically build this kind of platform or presence in the telecom services market would entail a significant investment of not just money and resources, but time.

Making a sizable acquisition, like Future Infrastructure, allows us to jumpstart our presence and avoid missing this opportunity. It is also worth noting that Future Infrastructure not only establishes a strong presence for Primoris in telecom services, it also further strengthens our existing utility capabilities. This transaction creates a number of cross-selling opportunities for our Utilities and Transmission segments from make-ready and engineering to traffic control and restoration.

Go to slide 4, please. Now, let's get into a little more detail on the Future Infrastructure business. 60% of Future Infrastructure's revenue comes from exactly the kind of telecom services that we see achieving such dynamic growth from underground and aerial line placement to small cell installation, maintenance and upgrades. Another 25% of the business is in the regulated gas utilities sector, a market that's very familiar to Primoris and aligns well with our existing utility segment. Much of this business is regulatory-driven and a great deal is related to the need for maintenance, repair and upgrades of our existing gas infrastructure. The final 15% of the business serves a variety of other infrastructure markets, which we think will be accretive to Primoris' existing service capabilities.

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Primoris Services Corp. (PRIM) Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call 15-Dec-2020

If you look at slide 5, when you dig into Future Infrastructure's primary end markets, you see the scale of the opportunity we're looking at. In particular, I would highlight that the telecom market is set to benefit from a significant multi-year [ph] carrier (05:44) spend on the rollout of 5G. We anticipate this spend to be in the range of $30 billion a year just within Future Infrastructure's geographies, representing a huge opportunity for us. New networks are more complex than before, as a result, annual maintenance spend is expected to increase significantly. This creates an attractive steady base of high margin work.

Beyond 5G, there is expected to be significant spending required to keep up with substantial mobile data demand growth, IoT, smart cities network implementation, and an increasing number of devices on the network, such as connected cars.

On the regulated gas utility side, this market is facing two issues that drive opportunities for us. The first is aging pipelines. Nearly half the current gas pipeline infrastructure in the United States was installed prior to 1980, is in need of replacement and/or repair. The second is non-compliant iron, bare steel, and copper pipelines. Nearly 100,000 miles of these pipelines remain in operation. We anticipate that the current replacement cycle of these aging and non-compliant pipelines alone will last 15 to 20 years, providing a huge pipeline of projects for companies like Primoris.

If you go to slide 6, considering all the factors I just highlighted, it is clear to Primoris that this is the right transaction for us at the right time. Future Infrastructure is a differentiated market leader with an established reputation and brand, supported by an unwavering commitment to safety. Adding Future to Primoris family expands our total addressable market, while improving our existing utility services portfolio and providing significant opportunities for cost savings and cross-selling. Furthermore, Future Infrastructure enhances our commitment to high-growth, high-margin markets, while positioning us well with regards to additional MSA-oriented services work.

If you go to slide 7, geographically, Future Infrastructure's multi-regional footprint is complementary to ours and strategically positioned for the demographic shifts we're seeing in the United States. Their service area stretch from Georgia to Nevada, with entry into North and South Carolina planned for 2021. Additionally, Future's strong brand and reputation are reflected in the blue chip client base with relationships stretching back multiple decades. 93% of the company's revenue comes from repeat customers. The opportunity to migrate Future Infrastructure's services, business lines and customer base across Primoris' expansive existing footprint is a critical piece of this acquisition force. It is exciting to imagine the potential Future Infrastructure can realize in both the telecom and utility markets, once it is combined with Primoris.

Looking at slide 8, importantly, Primoris and Future Infrastructure are not only a strategic fit, broadening the opportunity set for both companies, but there is also a strong cultural fit. When we compared our organizations core values, we found them closely aligned. Both organizations are passionate about safety and dedicated to quality. A key determinant of the success of any acquisition is its culture. And we believe our organizations will melt smoothly in this regard.

We believe our employees are our greatest assets and we just added approximately 1,100 very valuable assets for Primoris. We look forward to welcoming the Future Infrastructure employees into the Primoris family of companies and driving the combined business forward together.

I will now turn the call over to Ken to walk through the financial aspects of the transaction.

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Ken M. Dodgen Chief Financial Officer & Executive Vice President, Primoris Services Corp. Thanks, Tom. As Tom mentioned earlier, this acquisition is for a total cash purchase price of $620 million. The acquisition will be funded by $400 million of debt via a new term loan, primarily from our existing bank group, $100 million from our revolving line of credit and $120 million from cash on hand. The acquisition is expected to be accretive to earnings in the first year and will enhance our pro forma top line growth, gross margin and EBITDA and free cash flow generation. Primoris anticipates significant tax benefits arising from the transaction, with an expected net present value of at least $80 million. We are also expecting annual cost savings of at least $10 million through a combination of cost reductions and synergies that will be realized over the next 24 to 30 months. Primoris' pro forma net leverage will remain comfortably below 3 times net-debt-to-adjusted-EBITDA for the last 12 months ended September 30, 2020. Turning to slide 10. From a financial metric standpoint, you can clearly see why we're so excited to add Future Infrastructure to Primoris. Total revenue was $244 million in 2018, $319 million in 2019, and the last 12 months ended September 30, 2020, revenue was $342 million, demonstrating the steady growth in this business that Tom talked about in detail. EBITDA has also grown substantially over the last couple of years and stands at $66 million for the last 12 months ended September 30, 2020. With the approximately 19% EBITDA margins, [ph] we believe (10:50) very accretive for Primoris and we are excited at the opportunities we have to potentially drive that margin profile even further. Future Infrastructure also has compelling CapEx profile, with strong cash conversion and minimal maintenance CapEx. The bulk of Future's historical CapEx spending has been to drive growth, and we'd see this as a real opportunity to invest our money wisely and reap the benefits of building from within. As we turn to page 11, we look to the future of Primoris, you can see how our revenue and gross profit mix has shifted with the addition of Future. Our strategy has been to move away from our lower margin business segments and focus on higher margin work and increasing our recurring MSA revenue. We have increased our utility driven revenue to 46% with the acquisition of Future Infrastructure. And our gross profit mix has seen a similar transition. After the acquisition, utility driven gross profit is projected to be 48%. We will also be effectively reducing our risk by decreasing the overall project ticket size, all while meaningfully entering into a new market in telecom. And with that, I'll turn the call back over to Tom. ... Thomas E. McCormick Chief Executive Officer, President & Director, Primoris Services Corp. Thanks, Ken. In summary, this acquisition checks all the boxes for the M&A criteria Primoris has previously laid out. We have stated for the last two years that we see the telecom market as the right adjacent market growth opportunity. Future Infrastructure catapults us into that market. We know we want to continue to leverage the value of our brand, our strong customer base, and our expertise. Future Infrastructure allows us to do that through cross-selling complementary footprints and alignment with another strong brand that also has longstanding client relationships.

Primoris Services Corp. (PRIM) Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call 15-Dec-2020

We want to invest in and expand higher margin businesses. Future Infrastructure has exponential potential for high margin growth. We're looking to upgrade our portfolio toward more MSA-oriented services and that exactly describes Future Infrastructure's business model.

And last, we are working to pivot away from pure engineering construction toward a higher growth, higher margin portfolio. Future Infrastructure accelerates that pivot.

As we said at the outset, it's an extraordinary fit in a defining moment for Primoris, and we couldn't be more excited to announce this acquisition.

Now, I'd like to open the floor for questions.

QUESTION AND ANSWER SECTION

Operator: Okay. [Operator Instructions] Your first question will come from Lee Jagoda from CJS Securities. Your line is open.

Lee Jagoda Q
Analyst, CJS Securities, Inc.

Hi. Good morning and congratulations.

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Hey, Lee. Thank you, Lee.

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

Hi, Lee.

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Thanks.

Lee Jagoda Q
Analyst, CJS Securities, Inc.

So, why don't we start with the easy stuff? Can you kind of give us a little bit about how the transaction came together? How long you've been looking at it? Was it an option? And maybe any reasons you think why Tower Arch would be selling today?

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Well, we've been looking at it for a couple of years. As you probably know, and you and I've discussed, this was a market we've been trying to get into for a while. I actually started talking to their CEO last year – about this time last year and found out they were going to go into a process, which they did. They entered into a process towards the beginning of 2020 and then it was delayed. So, we started getting into the process. It was delayed due to the

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Primoris Services Corp. (PRIM) Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call 15-Dec-2020

pandemic. And we've just stayed in touch. When they opened the process back up, we spent a lot of time working with our board convincing them this is the right acquisition for the company, the right move. And we stepped into the process and were successful. I think they're trying to – I think their decision to sell was just because I think they've owned the company since, what, 2013?

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

Yeah. Lee, they've been into it for a while and you know the normal lifespan of private equity group. So, this is just a natural jumping off point for them.

Lee Jagoda Q
Analyst, CJS Securities, Inc.

Got it. And then – so, I guess switching to the business, if I look at the historical growth rate, you gave us for two years. Can you talk to maybe a little more than just 2018, 2019 and maybe the mix of organic and inorganic? And to the extent there was material inorganic growth, can you kind of give us a timeline of how that came together?

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

Yeah. I don't have pre-2018 in front of me, but it was probably below-200s or high-100s or something like that. Typical P/E model. Tower Arch bought the platform back in 2013-2014, like Tom mentioned. And the entire time they've owned it, it's been a combination of organic growth and acquisitions. I don't have the exact breakout here, but I would say, on average, over the course of the past three to four years, it's probably been a good solid 50/50 split between organic growth and acquisitions. And now they've done a good job of doing kind of the first phase of integration. And so we'll have a little bit of work to continue integrating them, which is where some of the potential for cost synergies will come from. And our focus right now is just going to be on organic growth going forward.

Lee Jagoda Q
Analyst, CJS Securities, Inc.

Got it. So fair to say if it's a 50/50 split that sort of the organic growth you would expect out of the telecom end market and this business is somewhere in the low-double digits, low-teens range going forward?

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

I think that's right. Yes.

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Yes, that's right.

Lee Jagoda Q
Analyst, CJS Securities, Inc.

Okay. And then just lastly and I'll hop back in queue. Looking at the EBITDA margins, they're very impressive and certainly above yours and other public comps even in the telecom space. Can you talk about the trends there and why these guys have such good EBITDA margins and really what makes them special?

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Primoris Services Corp. (PRIM) Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call 15-Dec-2020

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

Yeah. Look, I think, the strong EBITDA margins are because they're not just doing the installation. They're doing a combination of installation and maintenance work and call-out work in order to do repairs on that type. And so, I think that's driving the higher margin here. And we think that's a good combination. Frankly, that's where we like to be with respect to these type of businesses. We want to be not only doing the new installs in the new geographic areas and the upgrades to the small cells, but also doing the ongoing maintenance work, which creates that good reoccurring base, as you know we like,

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

Lee, their business model has been to go and to do the installs and then stay in the area, maintain a relationship or develop a relationship with their client, and then, to provide all the maintenance services that they need. So all the call-outs, anything that happens on weekends, holidays, someone hits a pole, knocks a small cell down, and they make – that drives a little bit higher margins. But they're there for those clients, and a lot of companies, a lot of competition go in and they do the installs and they leave.

Lee Jagoda
Analyst, CJS Securities, Inc. Q

Got it. Fair enough. I'll hop back in queue. Thanks very much, guys.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

Yeah. Thanks, Lee. Good talking to you.

Operator: And your next question will come from Sean Eastman from KeyBanc. Your line is open.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

Good morning, Sean.

Sean D. Eastman
Analyst, KeyBanc Capital Markets, Inc. Q

Hi, team. Congrats on the deal. Love a -...

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

...Hey, Sean.

Sean D. Eastman
Analyst, KeyBanc Capital Markets, Inc. Q

...love a Christmas acquisition.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

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Primoris Services Corp. (PRIM) Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call 15-Dec-2020

Yeah. Nice Christmas gift.

Sean D. Eastman Q
Analyst, KeyBanc Capital Markets, Inc.

Yeah. So, I guess just going back to the margins, I mean, over 19% over the last 12 months. Is that sustainable? And it'd be helpful if maybe you could break out the margin profile of the telecom piece versus the gas utility piece versus the other services piece just so we understand the delta between the sort of sub-segments there.

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

Tom, do you want to go?

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Yeah.

[indiscernible] (18:24)

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

Sean, [ph] I'll just take part of (18:27) your question, first, before I turn it over to Tom, sorry, I don't have the margins on each of the individual pieces in front of me right now but they're very comparable margins on the gas side to what we do right now?

Sean D. Eastman Q
Analyst, KeyBanc Capital Markets, Inc.

Got you.

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

And on the other business as well.

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Yeah. If you look at their business, 60% of their business is telecom. The other – another 26% is a regulated gas utility, very similar to the type of work that we do.

Sean D. Eastman Q
Analyst, KeyBanc Capital Markets, Inc.

Right.

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

And [ph] then I have the – about (18:56) last 15% is – are other services, and these are primarily relocating utilities and doing different works. And that I'll say [ph] Silva was not the Silva that (19:02) you're used to when

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Primoris Services Corp. (PRIM) Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call 15-Dec-2020

you talk – when you when think about us because these are really moving utilities and services for clients, water sewer, telecom type stuff for clients for [ph] at all sorts of reasons (19:14).

Sean D. Eastman Q
Analyst, KeyBanc Capital Markets, Inc.

So, I guess just going back to the question and I mean, is that sort of over 19% EBITDA margin, how we should think about the next couple of years for this business? I just wonder maybe with the geographic expansion plans, they're a drag on margins as those new geographies gain scale. Is there anything sort of unsustainable in that performance we're looking at over the last 12 months, just given it's so much higher than consolidated [ph] PRIM (19:48) margins.

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Well, I think once 5Gs [indiscernible] (19:50) continues to ramp up, and as I said earlier, there's probably decades long balance of work in that. The advantage that we have is our footprint. So where they've had costs where they're moving to a new market, they've got to run facilities, they've got releases and everything else and a lot of these locations will pull them into markets that we're in.

So although there'll still be startup costs it may put some pressure on the 19% EBITDA. They won't be as significant as just moving into a new market, I mean, because we pretty much stretch across the US now. So one of the things that we thought was attractive is that we could use those as launch points for bringing their business into the market – some of the other markets that we're in.

Sean D. Eastman Q
Analyst, KeyBanc Capital Markets, Inc.

Okay. Got it. And can you tell us what the total backlog of Future is and where that sits on a year-over-year basis?

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Yeah. $350 million. Roughly $350 million.

Sean D. Eastman Q
Analyst, KeyBanc Capital Markets, Inc.

Okay. And is that up year-over-year?

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Yes.

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

Yes.

Sean D. Eastman Q
Analyst, KeyBanc Capital Markets, Inc.

Okay. How much?

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Primoris Services Corp. (PRIM) Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call 15-Dec-2020

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

It basically follows their revenue growth right, because, almost all their revenue is under MSA reoccurring contracts like our MSA revenue. So it just basically is up from their 2019 revenue.

Sean D. Eastman
Analyst, KeyBanc Capital Markets, Inc. Q

Okay. Got you. And, okay, and then just trying to understand the tax benefit. Can you just give me a little more color on that and maybe what the pro forma combined tax rate for Primoris is once you fold this in?

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

Yeah. So the tax benefit is coming from the fact that they are structured as an LLC. So from a tax perspective, we're getting full stepped up basis on all the assets at closing, combined with the fact that, I think you know this already, from a tax perspective, even the goodwill is deductible over 15 years straight line.

Sean D. Eastman
Analyst, KeyBanc Capital Markets, Inc. Q

Okay. So, pro forma combined tax rate?

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

Probably it'd still be in the 28% to 29% range is what we're looking at for the next two, three years.

Sean D. Eastman
Analyst, KeyBanc Capital Markets, Inc. Q

Okay. Great. I appreciate. I'll turn it over.

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

Yeah.

Sean D. Eastman
Analyst, KeyBanc Capital Markets, Inc. Q

Congrats, guys.

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

Thanks, Sean.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

Thanks, Sean. Appreciate it.

Operator: Your next question will come from Brent Thielman from D.A. Davidson. Your line is open.

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Primoris Services Corp. (PRIM) Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call 15-Dec-2020

Brent Thielman
Analyst, D.A. Davidson & Co. Q

Hey, thanks. Congratulations.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

Hey, Brent.

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

Hey, Brent.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

Thanks. Appreciate it.

Brent Thielman
Analyst, D.A. Davidson & Co. Q

Hey, I want to dig a little bit more into the telecom services business. Is the business more wireless or wireline focused? I mean, it sounds like it's a bit of both.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

It is both.

Brent Thielman
Analyst, D.A. Davidson & Co. Q

Okay. And, I mean, is one area or the other growing faster for the business over the last couple of years?

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

No, I think it's been growing equally as fast on both sides just because there's so much going on there.

Brent Thielman
Analyst, D.A. Davidson & Co. Q

Okay. And is it – not to think too far ahead [indiscernible] (22:57) deal done, but as you think of this as through the initial platform, do you need to do additional deals to sort of expand the geographic footprint into some of your existing service territories or can you use what you've got here to move into some your other markets?

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

I mean, this helps a lot. This is a really good way to jumpstart us into this market. But we're going to continue to look at other opportunities to make strategic acquisitions that will help continue to grow these businesses. I mean, that's one thing that Future has done. If you look at how they grew, they grew very similarly as to how Primoris

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Primoris Services Corp. (PRIM) Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call 15-Dec-2020

grew through acquisitions over periods of time. And we'll still do that. They may be smaller, but it just depends on the location and what we're looking at. Obviously, they'll be smaller than this one for the time being.

Brent Thielman Q
Analyst, D.A. Davidson & Co.

Okay. And do you guys need to inject any additional capital or meaningful capital for fleet, equipment upgrade, things like that?

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

No. They're – actually, their fleet looked to be in very good condition. They had some businesses they bought in the last few years that – there maybe their fleet and their equipment is a little bit older but still – it was still a very good condition. I think their capital spend sitting to $20 million a year, which is pretty much in line with other business units we have that are this size.

Brent Thielman Q
Analyst, D.A. Davidson & Co.

Okay. And then maybe last one, Ken, do you think you can kind of maintain this call it 6% SG&A level going forward as you integrate Future, backing out back anyone – all the one-time acquisition costs, stripping that out?

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Yeah. [ph] I'll take – well, I'll (24:39) answer and then I'll let Ken correct what I say with you. I think we can, actually I think this will help us do that. I think there's some synergies here. The fact that they're here in Dallas helps as well, and there are some opportunities for us to realize some further savings. And so, I think we can do that, I really do. We'll be sitting right at 6%, maybe just a little over or a little bit below.

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

Yeah. And ideally, over time, we continue to drive that even a little below 6% as we leverage the economies of scale with this acquisition coming in.

Brent Thielman Q
Analyst, D.A. Davidson & Co.

Okay, great. Well, exciting deal. Congrats again.

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Appreciate it, Brent.

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

Thank you, Brent.

Operator: And your next question will come from Adam Thalhimer from Thompson Davis. Your line is open.

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Primoris Services Corp. (PRIM) Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call 15-Dec-2020

Adam Robert Thalhimer Q
Analyst, Thompson Davis & Co., Inc.

Hello. Good morning, guys.

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

Hey, Adam.

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Hey, Adam. How are you doing?

Adam Robert Thalhimer Q
Analyst, Thompson Davis & Co., Inc.

I'm good. How are you?

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Doing well and busy.

Adam Robert Thalhimer Q
Analyst, Thompson Davis & Co., Inc.

I bet. Can we just focus on the 2021 accretion real quick and make sure we get that nailed down. I mean, what do you think for EBITDA next year and then, I know it's way early, but EPS if you have any idea?

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

We don't have EPS yet. No. EBITDA next year is probably going to be very similar. Revenue is probably going be up next year, is our guess. We're still finalizing our plans. But, even just round up the $350 million of revenue for next year and hold the margins flat, I think that's probably where it's going to be, in that 19% range.

Adam Robert Thalhimer Q
Analyst, Thompson Davis & Co., Inc.

Got it. Are there any large contracts that are kind of coming up/ rolling off? And then at the same time, is there anything you are looking at that they're bidding on that gets you excited for growth over the next few years?

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Well, okay. So I'll answer your second question first. The answer is yes. As a matter of fact, this is catapulting our leadership team and this – Mike Christy that runs this segment that they will fall under and their leadership have already out contacting clients today and already getting positive feedback about opportunities this is going to create. So, yes, I think there's tremendous amount of opportunities for us to pull them into markets that we're in. And they were actually going into some markets that we can actually help them accelerate that. And now what was the first question, I'm old, I forgot.

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Primoris Services Corp. (PRIM) Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call 15-Dec-2020

Adam Robert Thalhimer
Analyst, Thompson Davis & Co., Inc. Q

Oh, I was just curious if there was anything, if they had any kind of two or three year contract type of thing and this was the final year?

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

Thanks, Adam. No. They don't. They don't. It's not – we [ph] all have (27:09) same circumstance we had with [ph] wheelbarrows (27:11). It was critical that we got that contract extended. They do not. We have a big effort starting this morning obviously to go out and reach out to their key clients. I think they've probably already started doing that and we will do it as well with them. So – but we don't expect – we don't know of any new contracts that are – they're waiting to renew [ph] I think (27:31) we expect all the feedback to be positive.

Adam Robert Thalhimer
Analyst, Thompson Davis & Co., Inc. Q

Okay. And then I did just want to touch on the valuation again, right, because you're paying half the market cap of Primoris for about 10% revenue growth. I'm just curious how everybody got comfortable with that?

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

Yeah. I think we got comfortable, first of all, by the fact that the EBITDA is so much higher than our average business and the tax benefits that came along with it and really just the higher growth profile. And the fact that this is one we felt like was worth stretching for a little bit in order to really get us into this space in a meaningful way. And I will tell you, all the way up to the board, incredibly supportive of us as a management team, we collectively worked very well together not only amongst the management team but also with our board and this came together very nicely. So, we think this is going to be a really good deal for us going forward.

Adam Robert Thalhimer
Analyst, Thompson Davis & Co., Inc. Q

Okay. I do like that slide about the 48% utility. That was a good one.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

Yeah.

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

Yeah.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

We like it as well.

Adam Robert Thalhimer
Analyst, Thompson Davis & Co., Inc. Q

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Primoris Services Corp. (PRIM) Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call 15-Dec-2020

Okay. Thanks, guys. I'll turn it over.

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Thanks, Adam.

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

Thanks, Adam.

Operator: And your next question will come from Julio Romero from Sidoti. Your line is open.

Julio Romero Q
Analyst, Sidoti & Co. LLC

Hey, good morning and congrats.

Julio Romero A
Analyst, Sidoti & Co. LLC

Hey, Julio.

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

Hey, Julio.

Thomas E. McCormick A
Chief Executive Officer, President & Director, Primoris Services Corp.

Thank you.

Julio Romero Q
Analyst, Sidoti & Co. LLC

So, did you call off the interest expense on the new term loan, just trying to get a sense for what the new kind of quarterly run rate would look like on interest post-close?

Ken M. Dodgen A
Chief Financial Officer & Executive Vice President, Primoris Services Corp.

No, we didn't call it out. We haven't closed it yet, and we're finalizing all those documents with our bank right now. But our borrowing rate is really nice. I expect the interest on the new term loan to be somewhere in the 3% to 3.5% range.

Julio Romero Q
Analyst, Sidoti & Co. LLC

Okay. And I guess someone asked earlier, but I'll ask it maybe another way like you mentioned this is a platform for growth and it's really early but you mentioned that Future should have some strong free cash conversion. I guess, longer term, is your capital allocation kind [indiscernible] (29:35) oriented towards kind of debt reduction or maybe what is your longer term leverage ratio look like?

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Primoris Services Corp. (PRIM) | Corrected Transcript
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call | 15-Dec-2020

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

Yeah. I mean longer term, our leverage ratio is going to gravitate back down to really kind of where we are now pre-deal. That's our goal. We're focused very much on supporting the business, the working capital needs and the CapEx needs like we always do. And then any free cash flow above and beyond that is going to be focused on debt pay-down.

Julio Romero
Analyst, Sidoti & Co. LLC Q

Yeah. Pay down debt. Okay. And maybe last one for me is, can you give us a sense of what D&A looked like over the last 12 months?

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

What – what – I'm sorry, what looked like?

Julio Romero
Analyst, Sidoti & Co. LLC Q

Trailing 12 months' depreciation.

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

Depreciation. Julio, I don't have that number in front of me. Sorry.

Julio Romero
Analyst, Sidoti & Co. LLC Q

Okay. All good. I'll hop back in queue.

Ken M. Dodgen
Chief Financial Officer & Executive Vice President, Primoris Services Corp. A

Thanks.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp. A

Thanks, Julio.

Operator: [Operating Instructions] At this point, I have no further questions in queue. I turn the call back over to Mr. Tom McCormick for closing remarks.

Thomas E. McCormick
Chief Executive Officer, President & Director, Primoris Services Corp.

All right. Thank you, Michelle. Again, as I said earlier on, and then Ken has just restated, this is a very critical, very important acquisition for us. We're excited about it. We think, together these two companies can do a lot. We're looking forward to working with the Future Infrastructure management team and their employees and growing these companies in the future. I think the entry in to telecom market is a great opportunity for us. I think it

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Primoris Services Corp. (PRIM)
Acquisition of Future Infrastructure Holdings, LLC by Primoris Services Corporation Call
Corrected Transcript
15-Dec-2020

shows very promising future for Primoris and is right where we want to be, and exactly what we've been talking about for the past couple of years.

So thank you for joining us. And then I wish everybody a happy holiday season.

Operator: Thank you, everyone. This will conclude today's conference call. You may now disconnect.

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